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                                                                     EXHIBIT 21

Rite Aid Corporation & Subsidiaries

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                                        Company                                               DBA             State Inc
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
Rite Aid Corporation                                                                        Rite Aid     Delaware
112 Burleigh Avenue Norfolk, LLC                                                                         Virginia
1515 West State Street Boise, Idaho, LLC                                                                 Delaware
1525 Cortyou Road - Brooklyn, LLC                                                                        New York
1640 Associates, LLC                                                                                     Michigan
1740 Associates, LLC                                                                                     Michigan
3518 Carter Hill Road - Montgomery                                                                       Alabama
4042 Warrensville Center Road - Warrensville Ohio, Inc.                                                  Ohio
5277 Associates, Inc.                                                                                    Washington
537 Elm Street Corporation                                                                               Rhode Island
5600 Superior Properties, Inc.                                                                           Ohio
657-659 Broadway St. Corp.                                                                               New Jersey
764 South Broadway-Geneva, Ohio, LLC                                                                     Ohio
912 Elmwood Avenue, Buffalo, LLC                                                                         New York
Ann & Government Streets Mobile Alabama, LLC                                                             Delaware
Apex Drug Stores, Inc.                                                                      Rite Aid     Michigan
Baltimore/Annapolis Boulevard & Governor Richie Highway-Glen Burnie, Maryland, LLC                       Delaware
Broadview & Wallings-Broadview Heights Ohio, Inc.                                                        Ohio
Central Avenue & Main Street Petal, MS, LLC                                                              Delaware
Dominion Action Four Corporation                                                                         Delaware
Dominion Action One Corporation                                                                          Delaware
Dominion Action Three Corporation                                                                        Delaware
Dominion Action Two Corporation                                                                          Delaware
Dominion Drug Stores Corporation                                                                         Nevada
Drug Fair of PA, Inc.                                                                       Rite Aid     Pennsylvania
Drug Fair, Inc.                                                                             Rite Aid     Maryland
Eagle Managed Care Corp.                                                                                 Delaware
Eighth & Water Streets-Urichsville, Ohio, LLC                                                            Delaware
England Street - Asheland Corp.                                                                          Virginia
Euclid & Wilders Roads - Bay City, LLC                                                                   Michigan
Fairground, LLC                                                                                          Virginia
Fiona One Corp.                                                                                          Delaware
Fiona Three Corp.                                                                                        Delaware
Fiona Two Corp.                                                                                          Delaware
GDF, Inc.                                                                                                Maryland
Gettysburg & Hoover - Dayton, Ohio, LLC                                                                  Ohio
Grand River & Fenkel, LLC                                                                                Delaware
Gratiot & Center-Saginaw Township, Michigan, LLC                                                         Delaware
Harco, Inc.                                                                                 Rite Aid     Alabama
Jaime Nathan Travis Corporation                                                                          Pennsylvania
K & B Alabama Corporation                                                                   Rite Aid     Alabama
K & B Florida Corporation                                                                   Rite Aid     Florida
K & B Louisiana Corporation                                                                 Rite Aid     Louisiana
K & B Mississippi Corporation                                                               Rite Aid     Mississippi
K & B Services, Inc.                                                                                     Louisiana
K & B Tennessee Corporation                                                                 Rite Aid     Tennessee
K & B Texas Corporation                                                                     Rite Aid     Texas
K & B Trainees, Inc.                                                                                     Louisiana
K & B, Incorporated                                                                                      Delaware
Katz & Bestoff, Incorporated                                                                             Louisiana
Keystone Centers, Inc.                                                                      Rite Aid     Pennsylvania
Lakehurst & Broadway Corporation                                                                         New Jersey
Lane Drug Company, Inc.                                                                     Rite Aid     Ohio
Laverdiere's Enterprises, Inc.                                                              Rite Aid     Maine

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Rite Aid Corporation & Subsidiaries

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                                        Company                                               DBA             State Inc
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
Leader Drugs, Inc.                                                                          Rite Aid     Maryland
Louisville Avenue & North 18th Street-Monroe, Louisiana, LLC                                             Delaware
Main & McPhearson - Clyde, LLC                                                                           Ohio
Mayfield & Chillicothe Roads - Chesterknol, LLC                                                          Ohio
Munson & Andrews, LLC                                                                                    Delaware
Name Rite, LLC                                                                                           Delaware
Northline & Dix - Toledo - Southgate, LLC                                                                Michigan
Ocean Acquisition Corporation                                                                            Delaware
P. L. D. Enterprises, Inc.                                                                               Nevada
Patton Drive & Navy Boulevard Property Corporation                                                       Florida
Paw Paw Lake Road & Paw Paw Avenue-Coloma, Michigan, LLC                                                 Delaware
PDS-1 Michigan, Inc.                                                                        Rite Aid     Michigan
Perry Distributors, Inc.                                                                                 Michigan
Perry Drug Stores, Inc.                                                                     Rite Aid     Michigan
Pharmacy Card, Inc.                                                                                      Ohio
PL Xpress, Inc.                                                                                          Oregon
Portfolio Medical Services, Inc.                                                                         Delaware
Rack Rite Distributors, Inc.                                                                             Pennsylvania
Ram-Utica, Inc.                                                                                          Michigan
RDS Detroit, Inc.                                                                           Rite Aid     Michigan
Reads, Inc.                                                                                              Maryland
Richmond Road & Monticello Boulevard - Richmond Heights, Ohio, LLC                                       Delaware
Rite Aid Drug Palace, Inc.                                                                  Rite Aid     Delaware
Rite Aid Funding, LLC                                                                                    California
Rite Aid Hdqtrs. Corp.                                                                                   Delaware
Rite Aid Lease Management Company                                                                        California
Rite Aid of Alabama, Inc.                                                                   Rite Aid     Alabama
Rite Aid of Connecticut, Inc.                                                               Rite Aid     Connecticut
Rite Aid of Delaware, Inc.                                                                  Rite Aid     Delaware
Rite Aid of Florida, Inc.                                                                   Rite Aid     Florida
Rite Aid of Georgia, Inc.                                                                   Rite Aid     Georgia
Rite Aid of Illinois, Inc.                                                                  Rite Aid     Illinois
Rite Aid of Indiana, Inc.                                                                   Rite Aid     Indiana
Rite Aid of Kentucky, Inc.                                                                  Rite Aid     Kentucky
Rite Aid of Maine, Inc.                                                                     Rite Aid     Maine
Rite Aid of Maryland, Inc.                                                                  Rite Aid     Maryland
Rite Aid of Massachusetts, Inc.                                                             Rite Aid     Massachusetts
Rite Aid of Michigan, Inc.                                                                  Rite Aid     Michigan
Rite Aid of New Hampshire, Inc.                                                             Rite Aid     New Hampshire
Rite Aid of New Jersey, Inc.                                                                Rite Aid     New Jersey
Rite Aid of New York, Inc.                                                                  Rite Aid     New York
Rite Aid of North Carolina, Inc.                                                            Rite Aid     North Carolina
Rite Aid of Ohio, Inc.                                                                      Rite Aid     Ohio
Rite Aid of Pennsylvania, Inc.                                                              Rite Aid     Pennsylvania
Rite Aid of South Carolina, Inc.                                                            Rite Aid     South Carolina
Rite Aid of Tennessee, Inc.                                                                 Rite Aid     Tennessee
Rite Aid of Vermont, Inc.                                                                   Rite Aid     Vermont
Rite Aid of Virginia, Inc.                                                                  Rite Aid     Virginia
Rite Aid of Washington, D.C., Inc.                                                          Rite Aid     Washington, D.C.
Rite Aid of West Virginia, Inc.                                                             Rite Aid     West Virginia
Rite Aid Realty Corp.                                                                                    Delaware
Rite Aid Risk Management Corp.                                                                           Delaware
Rite Aid Rome Distribution Center, Inc.                                                                  New York
Rite Aid Transport, Inc.                                                                                 Delaware

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Rite Aid Corporation & Subsidiaries

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                                        Company                                               DBA             State Inc
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

Rite Aid Venturer #1, Inc.                                                                               Delaware
Rite Fund, Inc.                                                                                          Delaware
Rite Inventory Management Corporation                                                                    Pennsylvania
Rite Investments Corporation                                                                             Delaware
Route 1 & Hood Road Fredericksburg, LLC                                                                  Virginia
Route 202 at Route 124 Jaffrey-New Hampshire, LLC                                                        Delaware
Rx Choice, Inc.                                                                                          Delaware
Rx USA, Inc.                                                                                             Delaware
Script South, Inc.                                                                                       Alabama
Seven Mile & Evergreen - Detroit, LLC                                                                    Michigan
Silver Springs Road-Baltimore, Maryland/One, LLC                                                         Delaware
Silver Springs Road-Baltimore, Maryland/Two, LLC                                                         Delaware
Sophie One Corp.                                                                                         Delaware
Sophie Three Corp.                                                                                       Delaware
Sophie Two Corp.                                                                                         Delaware
State & Fortification Streets - Jackson, Mississippi, LLC                                                Delaware
State Street & Hill Road-Gerard, Ohio, LLC                                                               Delaware
Super Beverage of Texas No. 2, Inc.                                                                      Texas
Super Beverage of Texas No. 3, Inc.                                                                      Texas
Super Beverage of Texas No. 4, Inc.                                                                      Texas
Super Beverage of Texas No. 5, Inc.                                                                      Texas
Super Beverage of Texas No. 6, Inc.                                                                      Texas
Super Distributors, Inc.                                                                                 Louisiana
Super Ice Cream Suppliers, Inc.                                                                          Louisiana
Super Laboratories, Inc.                                                                                 Louisiana
Super Pharmacy Network, Inc.                                                                             Florida
Super Tobacco Distributors, Inc.                                                                         Mississippi
The Muir Company                                                                            Rite Aid     Ohio
Thrifty Corporation                                                                                      California
Thrifty Payless, Inc.                                                                       Rite Aid     California
Thrifty Wilshire, Inc.                                                                                   California
TP Retail Corporation                                                                                    Pennsylvania
Tyler and Sanders Roads, Birmingham-Alabama, LLC                                                         Delaware
Virginia Corporation                                                                                     Delaware
WRAC, Inc.                                                                                               Pennsylvania

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